UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 3, 2007

NEW YORK HEALTH CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-12451	11-2636089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 McDonald Avenue, Brooklyn, New York		11223
(Address of Principal Executive Offices)		(Zip Code)

(212) 679-7778
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)(i) On April 3, 2007, Michael Nafash resigned his position as a Director of New York Health Care Inc. (the “Company”).

Contemporaneously with his resignation, Mr. Nafash voluntarily agreed to relinquish options to acquire 75,000 shares of the Company’s Common Stock at $0.37 per share, which were granted to him on September 20, 2006.

(d) Exhibits:

99.1 Michael Nafash resignation letter dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK HEALTH CARE, INC.
(Registrant)

Date: April 5, 2007	By:	/s/ Murry Englard
Murry Englard
Title: Acting Chief Executive Officer